BLACK DIAMOND, INC.

EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Warren B. Kanders, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Black Diamond, Inc. on Form 10-K for the year ended December 31, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Black Diamond, Inc.

A signed original of this written statement required by Section 906 has been provided to Black Diamond, Inc. and will be retained by Black Diamond, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 15, 2016

By: /s/ Warren B. Kanders
Name: Warren B. Kanders
Title: Executive Chairman
(Principal Executive Officer)